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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                      Date of Report:  February 26, 1997


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Exact Name of Registrant             Commission     I.R.S. Employer
as Specified in Its Charter          File Number    Identification No.
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Hawaiian Electric Company, Inc.         1-4955        99-0040500

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                                State of Hawaii
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                (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
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             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (808) 543-7771


                                     None
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        (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

HEI Exhibit 13   Pages 25 to 62 of HEI's 1996 Annual Report to Stockholders










                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HAWAIIAN ELECTRIC COMPANY, INC.
                                                 (Registrant)


                                         /s/ Ernest T. Shiraki
                                         -------------------------------
                                         Ernest T. Shiraki
                                         Controller
                                         (Principal Accounting Officer of HECO)

                                         Dated: February 26, 1997